UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 16, 2009

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PERNIX GROUP, INC.

(Formerly Telesource International, Inc.)

(Exact name of registrant as specified in its charter)

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Delaware	0-2564	36-4025775
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

860 Parkview Boulevard

Lombard, Illinois 60148

(Address of principal executive offices, including zip code)

(630) 620-4787

(Registrant's telephone number, including area code)

Telesource International, Inc.

(Former Name, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.

Amendments to Articles of Incorporation or Bylaws.

Effective October 14, 2009 the Registrant changed its name from Telesource International, Inc. to Pernix Group, Inc.

On July 31, 2008, the Board unanimously recommended to the company’s shareholders the change of its name to Pernix Group, Inc. from Telesource International, Inc. In addition, stockholders representing 84.96% of the voting common stockholders then authorized the name change.

The name change was effected pursuant to Section 228 of the General Corporation Law of the State of Delaware.

The Registrant’s common stock will continue to trade on the Pink Sheets under its existing symbol TSCI until the exchange has completed processing the name change.

ITEM 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit No.	Description
3.1	Amendment to Articles of Incorporation
99.1	Press Release dated October 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pernix Group Inc. (Registrant)

By:	/s/ GREG GROSVENOR
Greg Grosvenor, Chief Financial Officer

Date: October 16, 2009

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